UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2004

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

contact:

Financial

Steve Cave
Director, Investor Relations
404 584 3801

Media

Nick Gold
Director, Media Relations
404 584 3457 or 404 275 9501

AGL RESOURCES ANNOUNCES

EQUITY OFFERING OF 9.6 MILLION SHARES

ATLANTA--(BUSINESS WIRE)—Nov. 15, 2004 — AGL Resources Inc. (NYSE: ATG) today announced its plans to make a public offering of 9,600,000 shares of its common stock. The offering will be made under the company’s shelf registration statement filed with the Securities and Exchange Commission. The underwriters will be granted an option by the company to purchase up to an additional 1,440,000 shares to cover over-allotments, if any.

AGL Resources intends to use approximately $220 million of the net proceeds to purchase the outstanding capital stock of New Jersey-based NUI Corporation. AGL Resources announced its intention to acquire NUI Corporation on July 15, 2004. AGL Resources intends to use remaining net proceeds to repay short-term debt and for general corporate purposes.

J. P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated will serve as joint book-running managers for the offering.

This news release does not constitute an offer to sell any securities under the offering. The offering of the shares of common stock may be made only by means of a prospectus. Copies of the preliminary prospectus supplement may be obtained from the offices of J. P. Morgan Securities Inc., Chase Distribution & Support Service, 1 Chase Manhattan Plaza, Floor 5B, New York, NY 10081, or Morgan Stanley & Co. Incorporated, Prospectus Department, 1585 Broadway, New York, NY 10036, and are available on the Internet at www.sec.gov or under the “SEC Filings” subsection of the “Investor Information” section of the AGL Resources website, www.aglresources.com.

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About AGL Resources

AGL Resources (NYSE: ATG) is an Atlanta-based energy services holding company and was named 2003 Gas Company of the Year by Platts Global Energy Awards. Its utility subsidiaries - Atlanta Gas Light, Virginia Natural Gas and Chattanooga Gas - serve approximately 1.8 million customers in three states. Houston-based subsidiary Sequent Energy Management provides natural gas asset management, producer, storage and hub services. As a member of the SouthStar partnership, AGL Resources markets natural gas to consumers in Georgia under the Georgia Natural Gas brand. AGL Networks, the company's telecommunications subsidiary, owns and operates fiber optic networks in Atlanta and Phoenix. The company also owns and operates Jefferson Island Storage & Hub, a high deliverability natural gas storage facility near the Henry Hub, Louisiana. For more information, visit www.aglresources.com.

Forward-Looking Statements

Certain statements included or incorporated by reference in this press release and the prospectus supplement reflect assumptions and expectations about future events. These statements, which may relate to such matters as future earnings, growth, supply and demand, costs, subsidiary performance, new technologies and strategic initiatives, are “forward-looking statements” within the meaning of the federal securities laws. These statements do not relate strictly to historical or current facts, and you can identify certain of these statements, but not necessarily all, by the use of the words “anticipate,” “assume,” “indicate,” “estimate,” “believe,” “predict,” “forecast,” “rely,” “expect,” “continue,” “grow” and other words of similar meaning. Although we believe that the assumptions and expectations reflected in these statements are reasonable in view of the information currently available, there can be no assurance that these assumptions and expectations will prove to be correct. These forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. In addition to the specific factors discussed in our reports that are incorporated by reference, the following are among the important factors that could cause actual results to differ materially from the forward-looking statements:

•	changes in industrial, commercial and residential growth in NUI Corporation’s, or NUI’s, and our service territories;

•	changes in price, supply and demand for natural gas and related products;

•
impact of changes in state and federal legislation and regulation, including orders of various state public service commissions and of the Federal Energy Regulatory Commission on the gas and electric industries and on NUI and us;

•	actions taken by government agencies, including decisions on base rate increase requests by state regulators;

•
the ultimate impact of the Sarbanes-Oxley Act of 2002 and any future changes in accounting regulations or practices in general with respect to public companies, the energy industry or NUI’s or our operations specifically;

•
the enactment of new accounting standards, or interpretations of existing accounting standards, by the Financial Accounting Standards Board or the Securities and Exchange Commission, or SEC, that could impact the way we or NUI record revenues, assets and liabilities, which in turn could adversely affect reported results of operations;

•
the enactment of new auditing standards, or interpretations of existing auditing standards, by the Public Company Accounting Oversight Board which could adversely affect NUI’s or our ability to comply with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002;

•
effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, and unknown issues following deregulation such as the stability of the Georgia retail gas market, including risks related to energy marketing and risk management;

•
concentration of credit risk in marketers that are certificated by the Georgia Public Service Commission to sell retail natural gas in Georgia, as well as concentration of credit risk in customers of our wholesale services segment;

•	utility and energy industry consolidation;

•	performance of equity and bond markets and the impact on pension and post-retirement funding costs;

•	impact of acquisitions and divestitures, including:

•
the risk that the businesses of NUI and/or Pivotal Jefferson Island Storage & Hub, LLC will not be integrated successfully with us or that such integrations may be more difficult, time-consuming or costly than expected;

•	revenues following the acquisitions may be lower than expected;

•	expected revenue synergies and cost savings from these two acquisitions may not be fully realized or realized within the expected time frame;

•	our ability to obtain SEC approval of the acquisition of NUI on the proposed terms and schedule;

•	the risk that we may be unable to obtain financing necessary to consummate the acquisition of NUI or that the terms of such financing may be onerous; and

•	the risk that any financing plan may have the effect of diluting our shareholder value in the near term.

•	direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors;

•	interest rate fluctuations, financial market conditions and general economic conditions;

•	uncertainties about environmental issues and the related impact of such issues;

•	impact of changes in weather upon the temperature-sensitive portions of the business;

•	impact of ongoing investigations and litigation;

•	impact of changes in prices on the margins achievable in the unregulated retail gas marketing business;

•	increases in competition in the markets served by us;

•	the availability and price of insurance;

•	the general effects of deregulation of the energy markets, including industry restructuring and unbundling of services;

•	the ability to attract and retain key executives and employees;

•	fluctuations in energy commodity prices;

•	acts of war or terrorism;

•	our ability to control operating expenses and to achieve efficiencies in our existing and acquired operations;

•	our ability to continue to modernize our current and acquired distribution infrastructures as scheduled and budgeted; and

•	other risks described in our documents on file with the SEC.

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Any forward-looking statements should be considered in light of such important factors.

New factors which could cause actual results to differ materially from those described above emerge from time to time, and it is not possible to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update the information contained in such statement to reflect subsequent developments or information except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: November 15, 2004	/s/ Richard T. O’Brien
Executive Vice President and Chief Financial Officer

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